UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 3, 1998

                            VisionGlobal Corporation
             (Exact name of registrant as specified in its charter)

       Nevada                  033-55254-25           870438636
(State or other Jurisdiction  (Commission File       (IRS Employer
of Incorporation)                 Number)          Identification
                                                         Number)

           599 Lexington Avenue, Suite 2300, New York, New York 10022
                    (Address of principal executive offices)

                                 (801) 485 7775
               Registrant's telephone number including area code

                             Flamingo Capital, Inc.
          3098 S Highland Drive, Suite 460, Salt Lake City, Utah 84106
         (Former name or former address, if changed since last report)




                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

  The Registrant wishes to report that it has changed its name from Flamingo Capital, Inc. to VisionGlobal Corporation. The Registrant will be trading on the OTC Bulletin Board under the new symbol "VIZG."

     At the same time, the Registrant reports its change of address from 3098
S. Highland Drive, Suite 460, Salt Lake City, Utah 84106 to 599 Lexington Avenue, Suite 2300, New York, New York 10022.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VISIONGLOBAL CORPORATION


                                        By/s/ Martin Wotton
                                           Martin Wotton, Pres.


Date: March 17, 1998

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